Accounts receivable, net	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Accounts receivable, net	Accounts receivable, net
Accounting Policy
Accounts receivable are measured at fair value and are subsequently measured at amortized cost, less allowance for credit losses. The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, expected lifetime losses, and current economic conditions that may affect a customer's ability to pay.
When entering into arrangements to sell our receivable, we derecognize the receivable only when meeting the derecognition criteria. The criteria require isolation from the seller, granting the buyer the right to pledge or exchange the receivables, and legal transfer of control over the receivable.
Accounts receivable consist of the following:

Year ended December 31 (€, in millions)	2019	2020
Accounts receivable, gross	1,791.9	1,313.1
Allowance for credit losses	(5.1)	(2.8)
Accounts receivable, net	1,786.8	1,310.3
The decrease in accounts receivable as of December 31, 2020 compared to December 31, 2019 is due to an increase in factoring of our accounts receivable, partly offset by an increase in our sales.
In 2020, receivables have been sold through factoring arrangements for cash totaling €2.2 billion (2019: €1.3 billion). The amounts consist of €1.4 billion (2019: €0.6 billion) regular trade receivables and €0.8 billion (2019: €0.7 billion) absolute, unconditional, irrevocable accounts receivable for down payments on systems to be shipped in 2021. The total amount sold has been derecognized since the asset is isolated from the seller, control is transferred to the buyer and there are no restrictions on the buyer related to the factored items. The fair value of the receivables sold was substantially the same as their carrying value. The transfer is treated as an operating cash flow within the Consolidated Statements of Cash Flows.